EXHIBIT 13(a)

Certification of Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, WONG Ka Ming, President of Dragon Jade International Ltd. (the “Company”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        The Registration Statement on Form 20-F of the Company  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

        The information contained in the Registration Statement on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Hong Kong	By:	/s/ WONG Ka Ming
February 9, 2009		WONG Ka Ming, President